DATED THE                           DAY OF                              2000



                                      BETWEEN



               1.   INTERNATIONAL DISPLAYWORKS
                    (HONG KONG) LTD

               2.   INTERNATIONAL DISPLAYWORKS, INC.

                                   (as Chargors)



                                        AND


               3.   VIKAY INDUSTRIAL LTD
                    ( in Judicial Management)

               4.   VIKAY INDUSTRIAL (HONG KONG) LTD

                                   (as Chargees)



                                 SUPPLEMENTAL DEED
                                     AND CHARGE







                                    RAJAH & TANN
                                   4 BATTERY ROAD
                           #26-01 BANK OF CHINA BUILDING
                                  SINGAPORE 049908


                                   C O N T E N T S

NO.  CLAUSE                                                                PAGE
---  ------                                                                ----
1.   DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2

2.   COMPLETION AND COVENANT TO PAY. . . . . . . . . . . . . . . . . . . . . .6

3.   CHARGE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .8

4.   CONVERSION OF FLOATING SECURITY INTO FIXED CHARGE . . . . . . . . . . . 11

5.   OTHER SECURITY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12

6.   DEPOSIT OF DEEDS AND PERFECTION OF SECURITY . . . . . . . . . . . . . . 13

7.   POSITION OF OTHER SECURITY. . . . . . . . . . . . . . . . . . . . . . . 13

8.   CONTINUING SECURITY . . . . . . . . . . . . . . . . . . . . . . . . . . 13

9.   REPRESENTATIONS AND WARRANTIES. . . . . . . . . . . . . . . . . . . . . 14

10.  COVENANTS AND UNDERTAKINGS. . . . . . . . . . . . . . . . . . . . . . . 18

11.  EVENTS OF DEFAULT . . . . . . . . . . . . . . . . . . . . . . . . . . . 26

12.  POWERS OF THE CHARGEES ON DEFAULT BY THE CHARGORS . . . . . . . . . . . 28

13.  APPOINTMENT OF RECEIVER . . . . . . . . . . . . . . . . . . . . . . . . 29

14.  RECEIVER. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30

15.  APPLICATION OF MONIES BY RECEIVER . . . . . . . . . . . . . . . . . . . 31

16.  APPOINTMENT OF RECEIVER NOT AFFECTING OTHER POWERS. . . . . . . . . . . 32

17.  POWER OF ATTORNEY . . . . . . . . . . . . . . . . . . . . . . . . . . . 32

18.  NO ENQUIRY BY THIRD PARTY . . . . . . . . . . . . . . . . . . . . . . . 33

19.  THE CHARGEES NOT ANSWERABLE FOR LOSS. . . . . . . . . . . . . . . . . . 33

20.  WAIVER NOT TO PREJUDICE RIGHT OF THE CHARGEES . . . . . . . . . . . . . 33

21.  INDULGENCE, REMEDIES AND WAIVERS. . . . . . . . . . . . . . . . . . . . 34

22.  SET-OFF . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 34

23.  DISCRETION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 34

24.  EXPENSES AND STAMP DUTY . . . . . . . . . . . . . . . . . . . . . . . . 35


                                   C O N T E N T S

NO.  CLAUSE                                                                PAGE
---  ------                                                                ----

25.  ASSIGNMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 35

26.  COMMUNICATIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 36

27.  PARTIAL INVALIDITY. . . . . . . . . . . . . . . . . . . . . . . . . . . 37

28.  JUDICIAL MANAGERS . . . . . . . . . . . . . . . . . . . . . . . . . . . 37

29.  GOVERNING LAW AND JURISDICTION. . . . . . . . . . . . . . . . . . . . . 37

30.  PROCESS AGENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 37

31.  COUNTERPARTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 38

SCHEDULE 1 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 40

SCHEDULE 2 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 41

       THIS SUPPLEMENTAL DEED AND CHARGE is made the                   day of
February 2000 between:-

(1) VIKAY INDUSTRIAL LTD (In Judicial Management) care of 16 Raffles Quay, #22-00 Hong Leong Building Singapore 048581 ("VKS");

(2) VIKAY INDUSTRIAL (HONG KONG) LTD care of 16 Raffles Quay, #22-00 Hong Leong Building Singapore 048581 ("VKHK");

(3) INTERNATIONAL DISPLAYWORKS, INC., a company incorporated in the State of Delaware, United States of America and having its place of business at 2424 Professional Drive, Suite A, Roseville, CA 95661 ("IDWI"); and

(4) INTERNATIONAL DISPLAYWORKS (HONG KONG) LTD, a company incorporated in the Hong Kong Special Administrative Region and having its place of business at 3/F Jonsim Place, 228 Queen's Road East, Hong Kong ("IDWHK").

       (collectively the "Parties", and each of them a "Party").


WHEREAS:-

(A) VKS, VKHK and IDWI had on the 22nd day of July 1999 entered into a Sale and Purchase Agreement ("Sale Agreement") in respect of the sale and purchase of equity interests ("Equity Interests") in Vikay Science & Technology Development (Shenzhen) Co., Ltd. and MULCD Microelectronics (Shenzhen) Co., Ltd.

(B) IDWI is the beneficial owner of all the ordinary shares ("Shares") in the capital of IDWHK and will, on Completion (as hereinafter defined), be holding the Equity Interests through IDWHK.

(C) VKS and VKHK have agreed to permit IDWI and IDWHK to pay the Agreed Total (as hereinafter defined) by instalments on inter alia the conditions that:-

       (i) IDWI creates in favour of both VKS and VKHK a first fixed charge over its Shares;

       (ii) IDWHK creates in favour of both VKS and VKHK a first fixed and floating charge over its assets and undertakings,

       as security for the payment and repayment of the aforesaid Agreed Total.

(D) The Parties hereby agree to enter into this Deed to set out inter alia the terms and conditions of the aforesaid charges and their mutual agreement to amend certain terms and their mutual understanding on certain other matters relating to the Sale Agreement.

NOW THIS DEED WITNESSETH AS FOLLOWS:-


1.     DEFINITIONS

1.1 INTERPRETATION : In this Deed, unless the context otherwise requires, all capitalised terms shall have the meanings as defined below:-

       "ACCOUNT" means the current account or such other account designated by the Chargees and maintained in the name of IDWHK with the Hongkong and Shanghai Banking Corporation in Hong Kong.

       "AGREED TOTAL" has the meaning ascribed to it in Schedule 1.

       "BUSINESS DAY" means a day, other than Saturday, Sunday and public holidays, when banks are open for business in Singapore, Hong Kong and USA.

       "CHARGED PROPERTY" means the property and assets of the Chargors charged or assigned pursuant to Clause 3 hereof.

       "CHARGEES" means VKS and VKHK, including their successors and assigns, and shall where the context so admits, include the Judicial Managers acting for and on behalf of VKS and VKHK and "CHARGEE" shall mean each or any of them.

       "CHARGORS" means IDWI and IDWHK, includes their successors, and "CHARGOR" shall mean each or any of them.

       "COLLECTED RECEIVABLES" means the Receivables in respect of goods supplied by VKSTD and/or MULCD for which the Chargees have received actual payments from the Chargees' customers in connection with the sub-sale of the said goods by the Chargees.

       "COMPLETION" means the completion of the sale and purchase of the Equity Interests pursuant to the Sale Agreement, subject to the terms and conditions set out in this Deed.

       "COMPLETION DATE" means 1 February 2000 or such other date as the Parties may agree in writing.

       "COMPLETION STATEMENT" means the Statement of Account set out in Schedule 1 hereto.

       "DEED" means this Supplemental Deed and Charge, as it may be amended, modified or supplemented from time to time, and includes references to any deed, debenture, agreement or other document executed in order to perfect the security constituted by this Deed or in pursuance of any of the provisions contained or incorporated herein.

       "EQUITY INTERESTS" means VKS's and VKHK's respective interests in the registered capital of VKSTD and MULCD.

       "EVENTS OF DEFAULT" means the events mentioned in Clause 11 or any event or circumstance which, with the giving of any notice, and/or the lapse of any period of time, and/or the fulfillment of any other requirement could become in the view of the Chargees one of the events mentioned in that Clause; and "EVENT OF DEFAULT" means each and any one of them.
       "FUNDED AMOUNT" means the aggregate amount advanced by the Chargees to VKSTD and/or MULCD for the period from 1 August 1999 to the date of this Deed, as set out in Schedule 2 hereto, together with interests payable on such amount which shall accrue at the rate of 6% per annum from the respective dates of advance up to and excluding the date of actual payment.

       "HONG KONG" means the Hong Kong Special Administrative Region.

       "IDWHK RECEIVABLES" means

       (1) All present and future book and other debts, invoice debts, notes, bills, acceptances and other forms of obligation owned by or owing to IDWHK (including all rights to receive payments under presently existing or hereafter acquired or created letters of credit), or by virtue of merchandise or goods sold or leased, services rendered whether or not evidenced by any writing, and other monies and receivables due, owing, payable or incurred or which may become due, owing, payable or become incurred by any person to IDWHK including, without prejudice to the generality of the foregoing, any amounts from time to time standing to the credit of any bank or other accounts of IDWHK;

       (2) the benefit of any guarantees, indemnities or other assurances against financial loss, the benefit of any present or future insurance policies and all proceeds thereof;

       (3) all things in action which may give rise to any debt, revenue or claim and any other rights relating thereto including without limitation, reservations of proprietary rights, rights of tracing, unpaid vendor's liens and associated rights; and

       (4) all rights now owned or hereafter acquired or created, to payment under any contract not yet earned by performance including the right to receive lease and hire charges due to IDWHK under any lease or hire purchase agreements.

       "JUDICIAL MANAGERS" means the judicial managers of VKS appointed pursuant to the order of court made on 6 December 1997 and such other judicial managers or officers of VKS as may be appointed pursuant to an order of court in addition to or replacement or substitution of the Judicial Managers.

       "MULCD" means MULCD Microelectronics (Shenzhen) Co., Ltd.

       "RECEIVABLES" means the invoiced amounts due from the Chargees to VKSTD or MULCD (as the case may be) in respect of goods sold and delivered by VKSTD or MULCD (as the case may be) to the Chargees after 31 July 1999.

       "SALE AGREEMENT" means the Sale and Purchase Agreement dated the 22nd day of July 1999 entered into between the Chargors and the Chargees in respect of the sale and purchase of the Equity Interests.

       "SECURED INDEBTEDNESS" means all monies and liabilities (whether contingent or otherwise and including, without limitation, the Agreed Total and all amounts for which the Chargors have agreed to indemnify the Chargees) at any time and from time to time owing or payable by the Chargors under the Transaction Documents (including all fees, charges, costs and expenses arising out of, in connection with or in enforcement of, the provisions of the Transaction Documents).

       "SHARES" means all the 5,000,002 ordinary shares of HK$1.00 each in the capital of IDWHK, including without limitation, any stocks, shares or any other securities of any kind whatsoever acceptable to the Chargees, which are given by the Chargors in substitution therefor, or in addition thereto, and shall, for the avoidance of doubt, include the 2 ordinary shares in IDWHK held by the Trustees for and on behalf of IDWI.

       "SINGAPORE" means the Republic of Singapore.

       "SINGAPORE DOLLARS" or "S$" means the lawful currency of Singapore.

       "TRANSACTION DOCUMENTS" means this Deed, the Sale Agreement and any other agreement, deed, undertaking or arrangement whatsoever now or from time to time and at any time hereafter made in respect of the sale and purchase of the Equity Interests and/or the Secured Indebtedness.

       "TRUSTEES" means Mr Stephen Charles Kircher and Mr Anthony George
       Genovese.

       "UNCOLLECTED RECEIVABLES" means the Receivables in respect of goods supplied by VKSTD and/or MULCD for which the Chargees have not received actual payments from the Chargees' customers in connection with the sub-sale of the said goods by the Chargees.

       "USA" means the United States of America.

       "VKA" means Vikay America, Inc.

       "VKA RECEIVABLES" means such of VKA's receivables relating to goods supplied by VKSTD and/or MULCD that gave rise to the Uncollected Receivables.

       "VKD" means Vikay Distribution Europe Limited.

       "VKD RECEIVABLES" means such of VKD's receivables relating to goods supplied by VKSTD and/or MULCD that gave rise to the Uncollected Receivables.

       "VKHK RECEIVABLES" means such of VKHK's receivables relating to goods supplied by VKSTD and/or MULCD that gave rise to the Uncollected Receivables.

       "VKS RECEIVABLES" means such of VKS's receivables relating to goods supplied by VKSTD and/or MULCD that gave rise to the Uncollected Receivables.

       "VKSTD" means Vikay Science & Technology Development (Shenzhen) Co., Ltd.

1.2    MISCELLANEOUS :

       1.2.1   Any reference in this Deed to:-

               (a) any statute or other legislation, subsidiary legislation or rules shall be read as referring to such statute or other legislation, subsidiary legislation or rules as amended or re-enacted from time to time;

               (b) a "certified copy" means a copy certified by an authorised signatory as being a true, complete and up to date copy of an original then currently in full force and effect;

               (c) an "encumbrance" includes any mortgage, charge (whether fixed or floating), pledge, lien, hypothecation, trust, assignment, attachment, security interest or any other type of preferential agreement or arrangement having substantially the same economic effect (including sale and repurchase agreements, title retention or flawed asset arrangements);

               (d) a "person" shall be construed as a reference to any person, firm, company, corporation, government, state or agency of a state or any association or partnership (whether or not having separate legal personality) or two or more of the foregoing;

               (e) "tax" shall be construed so as to include any present or future tax, levy, impost, duty, goods and service tax or other charge of a similar nature (including, without limitation, any penalty or interest payable in connection with any failure to pay or any delay in paying any of the same) imposed, levied, collected, withheld or assessed by any authority;

               (f) the "winding-up", "dissolution" or "judicial management" of a company, the appointment of a receiver and/or manager, liquidator, administrator, judicial manager or trustee shall be construed so as to include any equivalent or analogous proceedings or appointment under the law of the jurisdiction in which such company is incorporated or any jurisdiction in which such company carries on business or has assets;

               (g) a "Receiver" includes a reference to a "Receiver and Manager" or "Manager";

               (h) a "year", "month" or "day" shall be construed as a reference to a calendar year, a calendar month or a calendar day; and

               (i)   a time of day is a reference to Hong Kong time.

       1.2.2 The headings in this Deed are inserted for convenience only and shall be ignored in construing this Deed.

       1.2.3 Unless the context otherwise requires, words (including words defined in this Deed) denoting the singular number only shall include the plural and vice versa.

               References to Clauses in this Deed shall, unless the context otherwise provides, be construed as references to clauses of this Deed.

       1.2.4 In the event any translation of this Deed into Chinese or any other language is required for the purpose of any approval, registration, filing, legal proceedings or any other purpose whatsoever, that translation shall be ignored in constructing this Deed and in the event of any inconsistency between this Deed and any such translation, this Deed shall prevail.


2.     COMPLETION AND COVENANT TO PAY

2.1 COMPLETION : The Parties hereby agree that Completion shall take place on the Completion Date at the office of the Judicial Managers at 16 Raffles Quay, #22-00 Hong Leong Building Singapore 048581 in accordance with the Completion Statement, which statement shall be conclusive and binding on the Parties.

2.2 PAYMENT OF AGREED TOTAL : The Chargors hereby irrevocably and unconditionally, jointly and severally undertake and covenant to pay to the Chargees the Agreed Total by the following instalments and in such manner as the Parties may agree in writing:-

       2.2.1 The first instalment of S$7,200,000 shall be paid by the Chargors to the Judicial Managers on the Completion Date.

       2.2.2 The second instalment of S$6,028,405 shall be paid by the Chargors to the Judicial Managers within 90 days after the Completion Date ("Second Instalment Payment Date"), together with interests on the aforesaid sum of S$6,041,417 accruing at the rate of 6% per annum from the Completion Date up to and including the date of actual payment.

       2.2.3 The third instalment of S$1,618,740 shall be paid by the Chargors to the Judicial Managers on or before 31 May 2000, together with interests on the aforesaid sum of S$1,618,740 accruing at the rate of 6% per annum from the Completion Date up to and including the date of actual payment.

       All interests payable hereunder shall be calculated on the basis of a 360-day year. For the avoidance of doubt, the Parties hereby confirm that the Chargors may prepay any of the aforesaid sums before their respective due dates.

2.3 RECEIVABLES : In respect of goods sold and delivered by VKSTD and/or MULCD to the Chargees after 31 July 1999, the Parties hereby agree that subject to the Chargors complying with Clauses 2.2 and 2.4:-


       2.3.1 the Chargees shall set-off the Collected Receivables against the Funded Amount as and when such Collected Receivables are received by the Chargees;

       2.3.2 the Chargees shall upon their receipt of the payment for the aforesaid second instalment:-

               (a) pay to VKSTD and MULCD (as the case may be) the Collected Receivables (if any) less the Funded Amount (including all accrued interest);

               (b) assign and procure VKA and VKD to assign to IDWHK the VKA Receivables, VKD Receivables, VKHK Receivables and VKS Receivables provided that, for each amount collected by IDWHK (whether by way of cash, deduction, set-off or otherwise) in respect of any of the aforesaid VKA Receivables, VKD Receivables, VKHK Receivables and VKS Receivables, IDWHK shall forthwith pay to the Chargees the difference between that collected VKA Receivable, VKD Receivable, VKHK Receivable or VKS Receivable (as the case may be) and the corresponding Uncollected Receivables relating to the same goods supplied by VKSTD and/or MULCD that gave rise to that collected VKA Receivable, VKD Receivable, VKHK Receivable or VKS Receivable (as the case may be);

       2.3.3 in the event that the Collected Receivables are not sufficient to repay the Funded Amount (including all accrued interests thereto) on the Second Instalment Payment Date, the Chargors shall forthwith pay to the Judicial Managers the difference between the Funded Amount (including all accrued interests thereto) and the Collected Receivables; and

       2.3.4 the Collected Receivables shall carry interest at the rate of 6% per annum from the first day of the month immediately following the date such Collected Receivables are received by the Chargees up to and excluding the date of set-off pursuant to Clause 2.3.1 above or date of payment pursuant to Clause 2.3.2(a) above (as the case may be).

2.4 ASSIGNMENT AND RELEASE: The Chargors shall procure VKSTD and MULCD to enter into a Deed of Assignment and Release (in such form and substance satisfactory to the Chargees) with the Chargees, VKD and VKA to effect the assignment referred to in Clause 2.3.2(b) above and to discharge and release the Chargees from all actions, proceedings, claims, demands, liabilities, obligations, costs and expenses in respect of the Receivables and the aforesaid duly executed Deeds shall be delivered to the Chargees on or before the Second Instalment Payment Date.

2.5 UPDATE ON RECEIVABLES: The Chargees shall provide IDWHK a fortnightly written update on the Collected Receivables and Uncollected Receivables.

2.6 COSTS AND EXPENSES: Without prejudice to the generality of the aforesaid, the Chargors hereby irrevocably and unconditionally, jointly and severally undertake and covenant to pay to the Chargees all legal and other costs, charges and expenses which the Chargees may incur in relation to this Deed or the Charged Property on a full indemnity basis or which the Chargees may incur in connection with enforcing this Deed and their rights over the Charged Property, such legal and other costs to be payable by the Chargors to the Chargees on demand.

2.7 CURRENCY INDEMNITY: All payments to be made by the Chargors under this Deed shall be made in Singapore Dollars without any set-off, deduction or withholding whatsoever. Any amount received or recovered in a currency other than Singapore Dollars (whether as a result of, or of the enforcement of, a judgment or order of a court of any jurisdiction, in the dissolution of any of the Chargors or otherwise) by the Chargees in respect of any sum expressed to be due to them from the Chargors under this Deed shall only constitute a discharge to the Chargors to the extent of the amount of Singapore Dollars which the Chargees are able, in accordance with their usual practice, to purchase with the amount so received or recovered in that currency on the date of that receipt or recovery (or, if it is not practicable to make that purchase on that date, on the first date on which it is practicable to do so). If that amount in Singapore Dollars is less than the amount of Singapore Dollars expressed to be due to the Chargees under this Deed, the Chargors shall indemnify the Chargees against any loss sustained by them as a result thereof. In any event, the Chargors shall indemnify the Chargees upon demand against the cost of making any such purchase.

2.8 ORDER OF PAYMENT: For the avoidance of doubt, the Parties hereby agree that any amount paid to the Chargees under this Deed shall be applied in the following order:-

       2.8.1 in the payment of all fees, costs, charges and expenses which the Chargors are obliged to pay or indemnify the Chargees under the Transaction Documents;

       2.8.2 in or towards the satisfaction of all interests remaining unpaid on the Secured Indebtedness owing to the Chargees; and

       2.8.3 in or towards the satisfaction of all of the Secured Indebtedness owing to the Chargees.


3.     CHARGE

3.1 FIXED AND FLOATING CHARGES: In consideration of the Chargees agreeing to permit the Chargors to pay the Agreed Total by instalments, the Chargors as legal and beneficial owners of their respective assets mentioned below, and as a continuing security for the payment and discharge of the Secured Indebtedness and for the observance and performance by the Chargors of all their obligations to the Chargees including those under or in connection with the Transaction Documents, hereby CHARGE AND ASSIGN in favour of the Chargees as follows:-

       3.1.1 IDWI hereby charges and assigns in favour of the Chargees by way of FIRST FIXED CHARGE all its rights, title, benefit and interest in and to the Shares together with all interest, benefits, rights and entitlements of any nature attaching to or relating to or arising out of the Shares at any time whether by way of dividends, interest, rights, money or property accruing, paid, offered, issued or deriving therefrom or otherwise howsoever at any time in respect thereof and all proceeds of sale and realisation of the Shares hereby charged;

       3.1.2 IDWHK hereby charges and assigns in favour of the Chargees by way of FIRST FIXED CHARGE:-

               (a) all immovable property, wheresoever situate now or hereafter belonging to IDWHK and all buildings, trade and other fixtures, plant and machinery from time to time on any such immovable property;

               (b) all IDWHK Receivables and all rights enabling IDWHK to enforce or obtain the IDWHK Receivables

               (c)   all encumbrances;

               (d) all Equity Interests, stocks, shares, debentures, loan capital, bonds and securities of any kind whatsoever and all other interests, including without limitation, rights of IDWHK to subscribe for, convert other securities into or otherwise acquire any stocks, shares, debentures, loan capital, bonds and securities of any kind whatsoever, together with all dividends, interest and other income and all other rights, benefits and advantages of whatsoever kind deriving from or incidental to any of the foregoing;

               (e) the goodwill of IDWHK and its uncalled capital now or at any time hereafter in existence and future calls (whether made by the directors of IDWHK or by a Receiver or a liquidator or any other person);

               (f) all copyright, trade marks, patents, inventions, fees and royalties, all intellectual and technology property rights of whatsoever name and description, together with all other rights of every kind deriving from the aforesaid, now or at any time hereafter belonging to IDWHK;

               (g) all moveable properties, assets, plants, machinery and equipment now or at any time hereafter belonging to IDWHK (other than those charged in Clause 3.1.2(a)), whether affixed to any land forming part of the Charged Property or not so affixed;

               (h) all chattels now at any time hereafter hired, leased or rented by IDWHK to any other person, together in each case subject to and with the benefit of the related hiring, leasing or rental contract, and any guarantee, indemnity or other security for the performance of the obligations of any person under or in respect of such contract; and

               (i) all leases, tenancies, licences and other contracts of whatsoever kind which are or at any time may be entered into by or on behalf of IDWHK for the occupation, possession or use of any immovable property, together with all rental and other monies of whatsoever kind which are or at any time may be or become due or payable to or for the account of IDWHK arising therefrom;

       3.1.3 IDWHK further charges and assigns in favour of the Chargees by way of FIRST FLOATING CHARGE the whole of IDWHK's undertaking and all its present and future estate, right, title and interest in and to all benefits accrued and to accrue to IDWHK in relation to its property and assets, including all property and assets which may be acquired by IDWHK after the conversion referred to in Clause 4.1 hereof or any crystallisation of the floating charge hereby created, whatsoever and wheresoever present other than any property or asset from time to time or for the time being effectively charged by way of fixed charge by Clause 3.1.2 above or otherwise under or pursuant to this Deed.

3.2 PROHIBITIONS : The Chargors hereby irrevocably and unconditionally, jointly and severally undertake that from the date hereof:-

       3.2.1 they shall not create, permit to arise or subsist, any encumbrance, in respect of the Charged Property or any part thereof, whether in priority to, PARI PASSU with, or ranking after the security created in this Deed;

       3.2.2 they shall have no power, without the prior written consent of the Chargees, to factor, discount or assign any part of IDWHK Receivables or enter into any agreement for such factoring, discounting or assignment for any purpose whatsoever provided that the Chargees shall not withhold its consent if the proceeds arising from such factoring, discounting or assignment are deposited into the Account; and

       3.2.3 they shall not at any time, save in the ordinary course of business, sell, transfer, lease, lend, rent, let, sub-let, hire out or part with in any way or otherwise dispose of, whether by means of one or a number of transactions (whether related or not) and whether at one time or over a period of time, the whole or any part of the Charged Property, or enter into an agreement (other than an agreement conditional upon such consent or agreement of the Chargees being obtained) for any such sale, transfer, lease, loan, rental, letting, sub-letting, hiring or other disposal, or grant any right or licence or permission to any person to occupy, use or operate the whole or any part of the Charged Property or any licence to assign or sub-let the whole or any part of the Charged Property.

3.3 ASSIGNMENT: In furtherance of the charge aforesaid and without prejudice thereto, IDWHK as legal and beneficial owner HEREBY ASSIGNS ABSOLUTELY to the Chargees by way of security, all the rights in whatever form comprised in the IDWHK Receivables, including in particular the benefit of all contracts and/or agreements whereby IDWHK leases or hires goods to third parties under any lease agreement or hire-purchase agreement.
       IDWHK further agrees to assign to the Chargees by way of security, all the rights in whatever form comprised in the IDWHK Receivables which may from time to time and at any time after the date of this Deed come into existence. Without prejudice to the foregoing, IDWHK undertakes, at its own expense to execute any further or additional assignment of all or any of its rights in the IDWHK Receivables in the form required by the Chargees as and when requested by the Chargees.

3.4 NOTICE OF ASSIGNMENT: Upon the occurrence of an Event of Default, IDWHK shall immediately send a notice of assignment (in such form specified by the Chargees) to each of its debtors in relation to current IDWHK Receivables, and shall also in respect of IDWHK Receivables arising after the date hereof and in the future, as and when each debt arises, immediately upon the occurrence of an Event of Default send a notice of assignment (in such form specified from time to time by the Chargees) to each debtor in respect of the relevant IDWHK Receivable, failing which the Chargees may (but shall not be obliged) give such notice of assignment.

3.5 CONTINUING OBLIGATIONS: Notwithstanding anything in this Deed to the contrary, all obligations of the Chargors in respect of the Charged Property shall continue to be the obligations of and shall be promptly and duly performed and complied with by the Chargors.

3.6 RIGHTS AND PRIVILEGES : The Charged Property shall be charged in favour of the Chargees together with all rights and privileges connected therewith.

3.7 GIVING OF NOTICE: The Chargees may from time to time at its discretion, be at liberty to give any notice which may be deemed necessary by the Chargees to any person(s) owing monies to the Chargors that all such monies be paid to the Chargees and the Chargors hereby irrevocably and unconditionally, jointly and severally appoint the Chargees to be its attorney in fact to demand, sue for, recover and take all appropriate legal proceedings to recover such monies and to give a good receipt for the same and to give such notices to the debtors of the Chargors and to take all necessary steps to complete the assignment of such monies to the Chargees.

3.8 SUBSISTENCE OF THIS DEED: For the avoidance of doubt, the security of this Deed shall subsist and remain in full force and effect for so long as the Secured Indebtedness or any part thereof remains unpaid.

3.9 DISCHARGE AND RELEASE: In the event that the Secured Indebtedness and all other monies and liabilities covenanted to be paid or satisfied under the Transaction Documents have been duly paid and satisfied to the Chargees in accordance with the provisions herein and therein, the Chargees will at any time thereafter and at the request and cost of the Chargors discharge the security hereby created.

3.10 SUBSTITUTE SECURITY: Without prejudice to the aforesaid, the Chargors may, at any time after the payment of the first and second instalments as referred to in Clause 2.2 above, request for a discharge of the security hereby created by providing substitute security acceptable to the Chargees.


4.     CONVERSION OF FLOATING SECURITY INTO FIXED CHARGE

4.1 CONVERSION: The Chargees, may at any time by notice in writing to the Chargors forthwith convert any floating security into a specific charge as regards the Charged Property or any part thereof as specified in the notice, including any part of the Charged Property which the Chargees shall reasonably consider to be in danger of being seized or sold under any form of distress or execution levied or threatened, and may appoint a Receiver in respect thereof.

4.2 AUTOMATIC CONVERSION: Without prejudice to the rights of the Chargees, the floating charge created by this Deed shall automatically and without notice to the Chargors, be converted into a fixed charge in respect of the relevant part of the Charged Property or any part thereof if:-

       4.2.1 the Chargors shall commit a breach of any of its obligations under Clause 3.2;

       4.2.2   an Event of Default shall occur;

       4.2.3 any person levies or attempts to levy any distress, execution, sequestration or other legal process against the relevant part of the Charged Property or any part thereof;

       4.2.4 a receiver shall be appointed for the Chargors' property, assets or undertaking or any part thereof by any security holder other than the Chargees under any power contained in any instrument or statute or by order of appointment of any court of competent jurisdiction or if any security holder other than the Chargees take possession or attempt to take possession of the

               Chargors' property or assets or undertaking or any part thereof under and by virtue of any security or otherwise howsoever;

       4.2.5 if any floating charge or other security given in favour of any security holder other than the Chargees shall in respect of the Chargors' property or assets or undertaking or any part thereof automatically attach or become affixed or specific or otherwise crystallise upon the happening of some event as mentioned therein; or

       4.2.6 if any of the Chargors applies to the court or any other authority to restrain the Chargees and/or any of its other creditors or any of them from proceeding in any manner whatsoever to enforce whether in a court of law or otherwise.

4.3 RECEIVER: If at any time it shall reasonably appear to the Chargees that any part of the Charged Property shall be in danger of seizure, distress or other legal process, or that the security therein shall for any other reason be in jeopardy, the Chargees shall be entitled without notice to the Chargors to take possession of and hold the same or to appoint a Receiver thereof. The provisions of Clauses 13, 14 and 15 below shall govern the appointment, removal and powers of a Receiver appointed under this Clause as if he were a Receiver appointed under Clause 13.

4.4 DECRYSTALLISATION: At any time after the floating charge shall crystallise over any of the assets hereby charged (hereinafter called the "Crystallised Charge") whether pursuant to a notice or by automatic crystallisation but before the appointment of any Receiver or Receivers pursuant to the provisions of Clause 14 or otherwise howsoever, the Crystallised Charge shall, upon the written consent of the Chargees (such consent to be given at the absolute discretion of the Chargees), cease to attach to all or any of the aforesaid charged assets and shall refloat as a floating charge over all or any of the assets subject thereto by notice in writing to that effect to the Chargors.


5.     OTHER SECURITY

       The Chargors shall, as a continuing security for the payment and discharge of the Secured Indebtedness and for the observance and performance by the Chargors of its obligations under the Transaction Documents, and in the event that the Chargees in its reasonable discretion deems that the Transaction Documents are insufficient or unsatisfactory to secure the payment of the Secured Indebtedness, the Chargors shall within fourteen (14) days after the first demand by the Chargees, whether themselves or shall procure another party to forthwith pay to or deposit or pledge with the Chargees such sums in cash or at the Chargees' option to deliver to the Chargees such additional stocks, shares, securities, goods, bills of lading and documents of title as may be acceptable to the Chargees or execute such further security over any of the Charged Property in form and substance satisfactory to the Chargees as additional and/or substituted security to this Deed or any part thereof.


6.     DEPOSIT OF DEEDS AND PERFECTION OF SECURITY

6.1 DEPOSIT OF DEEDS : The Chargors shall deposit with the Chargees, and the Chargees during the continuance of this security shall be entitled to hold and retain, all deeds, shipping documents, documents of title and any other documents relating to the Charged Property (including, without limitation, all certificates or other documents of title to the Shares, together with duly executed transfers and sold notes in respect thereof).

6.2 PERFECTION OF SECURITY: The Chargors shall from time to time, upon request by the Chargees and at the Chargors' cost, execute in favour of the Chargees, such further or other legal assignments, transfers, mortgages, legal or other charges or securities as in each such case the Chargees shall stipulate over the Chargors' estate or interest in any property or asset of whatsoever nature or tenure and wheresoever situate (being part of the Charged Property) for the purpose of more effectively providing security for the payment or discharge of the Secured Indebtedness. Without prejudice to the generality of the foregoing, such assignments, transfers, mortgages, legal or other charges or securities shall be prepared by and on behalf of the Chargees at the cost of the Chargors and shall be in such form as shall be determined by the Chargees and may contain provisions such as are herein contained or provisions to the like effect and/or such other provisions of whatsoever kind as the Chargees shall consider requisite for the improvement, protection, maintenance or perfection of the security constituted by or pursuant to this Deed.


7.     POSITION OF OTHER SECURITY

7.1 DEED NOT TO PREJUDICE OTHER SECURITIES: This Deed is in addition and without prejudice to nor shall it affect any other charge, mortgage, guarantees, security interest or other instruments or letters of set-off which the Chargees may now or hereafter hold from time to time from or on account of the Chargors, nor shall such collateral or other security or any encumbrance to which the Chargees may otherwise be entitled (including any security, charge or encumbrance prior to the date of this Deed), or the liability of any person(s) not parties hereto for all or any part of the Secured Indebtedness, be in any way prejudiced or affected by this Deed. The Chargees shall have full powers and absolute discretion to deal with, exchange, release, vary, modify, omit, neglect or abstain from perfecting or enforcing any such collateral, other securities, guarantees or rights which the Chargees may now or hereafter have from or against such person(s) or to give time for payment or any indulgence to any such other person(s) without discharging or in any way affecting the Chargors' liabilities or the Secured Indebtedness or the security created hereunder.

7.2 OTHER SECURITIES NOT TO PREJUDICE DEED: Nothing contained in any other charge, mortgage, encumbrance or security which the Chargees hold or may at any time hold from any of the Chargors alone or jointly with any other person on any account whatsoever anywhere whether in or outside Singapore, shall prejudice or affect this Deed.


8.     CONTINUING SECURITY

8.1 NO DISCHARGE BY PART PAYMENT: This security shall not be considered as satisfied by any intermediate payment or satisfaction of the whole or any part of the Secured Indebtedness but shall constitute and be a continuing security to the Chargees and extend to cover all or any of the Secured Indebtedness.

8.2 AVOIDANCE OF SECURITY: No assurance, security or payment which may be avoided under the provisions of any relevant laws in any jurisdiction relating to undue or fraudulent preference, and no release, settlement or discharge which may have been given or made on the faith of any such assurance, security or payment, shall prejudice or affect the right of the Chargees, or any of them, to recover from the Chargors to the full extent of all moneys payable by the Chargors in connection with the Transaction Documents, as if such assurance, security, payment, release, settlement, or discharge (as the case may be) had never been granted given or made.

8.3 SECURITY TO CONTINUE TO BE VALID AND BINDING: This security shall continue to be valid and binding on the Chargors for all purposes notwithstanding:-

       8.3.1 any change by amalgamation, consolidation, reconstruction or otherwise which may be made in the constitution of the company by which the business of the Chargees may for the time being be carried on and shall be available to the company carrying on the business of the Chargees for the time being; or

       8.3.2 the insolvency, liquidation or winding-up of any of the Chargors or the commencement of any of the foregoing; or

       8.3.3 any change in constitution, amalgamation, consolidation, reconstruction or reorganisation of or affecting any of the Chargors; or

       8.3.4 the illegality, invalidity or unenforceability of or any defect in any provision of any of the Transaction Documents or any other security, guarantee or indemnity or any of the obligations of any of the parties thereunder.


9.     REPRESENTATIONS AND WARRANTIES

       The Chargors hereby irrevocably and unconditionally, jointly and severally represent and warrant to and for the benefit of the Chargees (including any assignee or transferee of the Chargees) as follows:-

9.1 STATUS: IDWHK is a limited liability company and IDWI is a company duly incorporated, organised and validly existing under the laws of Hong Kong or USA (as the case may be) and each of the Chargors will, until all the Secured Indebtedness have been fully paid by the Chargors to the Chargees, maintain its corporate existence as a company with limited liability under the laws of Hong Kong or USA (as the case may be);

9.2 BUSINESS: each of the Chargors has full power and authority to carry on the business currently carried on by it and to own assets, to carry on the business currently carried on by it;

9.3 POWERS AND AUTHORISATION: each of the Chargors has full corporate power and authority and the legal right and title to enter into, exercise its rights and perform and comply with its obligations under the Transaction Documents, including, without limitation, the charge of the Charged Property on the terms and conditions herein contained;

9.4 CORPORATE ACTION: each of the Chargors has taken or obtained all necessary corporate and other action to authorise the execution and delivery of the Transaction Documents and all other documents to be executed and delivered by it in connection herewith, and the consummation and performance of the transactions contemplated by this Deed and such aforesaid documents and no limitation on its powers will be exceeded as a result of the transactions to be undertaken pursuant to the Transaction Documents;

9.5 VALID AND BINDING OBLIGATIONS: each of the Transaction Documents constitutes legal, valid and binding obligations on the Chargors enforceable in accordance with their respective terms. The execution, delivery and performance of the Transaction Documents and the payment by each of the Chargors of all amounts due on the dates and in the currency provided for herein and therein (a) will not contravene any provision of law or other governmental directive, whether or not having the force of law, which is applicable to it; (b) will not conflict with its Articles of Association (or other constitutive documents); (c) will not conflict with or result in the breach of any provision of, or in the imposition of any mortgage, trust, lien, pledge, security interest, charge or encumbrance or other preferential arrangement under, any agreement or instrument to which it is a party or by which it or its assets is bound; and (d) will not constitute an Event of Default or a default under any such agreement or instrument;

9.6 NO MATERIAL ADVERSE EFFECT: the financial condition and operations of each of the Chargors is such that it is able to fully and effectively perform all its obligations under the Transaction Documents, and there has been no material adverse change in its financial condition and operations since the date of the latest available audited financial statements. No litigation, arbitration, mediation or administrative proceedings before or of any court or governmental authority is current, presently pending or, to the best of the knowledge and belief of each of the Chargors, threatened against any of the Chargors or its assets to restrain the entry into, exercise of any of the Chargors' rights under and/or performance or enforcement of or compliance with its obligations under the Transaction Documents or which might have a material adverse effect on the business, assets or condition of any of the Chargors or which would impair the rights of any of the Chargors to carry on its business substantially as now conducted, or which would adversely affect the ability of any of the Chargors to perform its obligations under any Transaction Document to which it is a party, and to the best of the knowledge and belief of the Chargors, each of the Chargors has complied with all applicable laws statutes and regulations and with the requirements of all government authorities having jurisdiction over it;

9.7 REGISTRATIONS AND APPROVALS: all consents, authorisations, approvals and waivers from and resolutions of the holders of any class of shares in or from any of the creditors of the Chargors or from any other party to any relevant deed or document or from any governmental or other authority required in order for the Chargors to execute, deliver and perform the Transaction Documents have been duly obtained, passed and delivered to the Chargees and are in full force and effect. All declarations, filings and registrations have been made, as may be necessary, for the valid execution, delivery, performance and enforceability of the Transaction Documents;

9.8 COMPLIANCE WITH LAW AND OTHER AGREEMENTS: the execution and delivery of this Deed will not or would not:-

       9.8.1 conflict with, or result in any breach of or default under, any provision of any law, government directive (whether or not having the force of law), order, agreement, instrument, franchise, concession, licence, permit, liability, obligation or duty applicable to any of the Chargors or by which it is bound; or

       9.8.2 cause any limit on any of the borrowing, guaranteeing, charging or other powers of the Chargors (whether imposed by the Memorandum or Articles of Association (or other constituent documents), or by agreement, instrument or others) or on any of the powers of the board of directors of the Chargors to exercise any of such powers, or any other limit affecting the Chargors to be exceeded; or

       9.8.3 conflict with, result in the breach of, create or result in, or (except for the Transaction Documents) oblige the Chargors to create any encumbrance; or

       9.8.4 constitute an Event of Default or a default under any agreement or document binding upon the Chargors or any of them;

9.9 NO DEFAULT: each of the Chargors and/or its related companies are not in breach of or in default under any agreement relating to borrowed money to an extent or in a manner which has or could have a material adverse effect on it; and each of the Chargors and/or its related companies are not in default under any agreement or document to which they are a party to or by which they are legally bound;

9.10 ACCOUNTS: the most recent annual consolidated audited financial statements of each of the Chargors, as delivered to the Chargees:-

       9.10.1 include a balance sheet and profit and loss account and such other financial statements (if any) as are required by the laws of Hong Kong or USA (as the case may be);

       9.10.2 save as stated in the notes thereto, were prepared in accordance with accounting principles and practices generally accepted in Hong Kong or USA (as the case may be) and consistently applied and have been prepared, examined, reported on and approved in accordance with all procedures required by its constitutive documents and/or the laws of Hong Kong or USA (as the case may be);

       9.10.3 together with those notes, give a true and fair view of its financial condition and operations as at that date and for the financial year then ended; and

       9.10.4 together with those notes, disclose (to the extent required by accounting principles and practices generally accepted in Hong Kong or USA (as the case may be) and consistently applied) or reserve against all its liabilities (contingent or otherwise) as at that date and all unrealised or anticipated losses from any commitment entered into by it and which existed on that date;

       The financial condition and operations of each of the Chargors and its related corporations are such that the Chargors are able to fully and effectively perform their obligations under the Transaction Documents;

9.11 NO IMMUNITY: neither the Chargors nor any of their assets are entitled to immunity from suit, execution, attachment or other legal process and each of the Chargors' entry into the Transaction Documents constitutes, and the exercise of its rights and performance of and compliance with its obligations under the Transaction Documents will constitute private and commercial acts done and performed for private and commercial purposes;

9.12 TAXES: each of the Chargors has filed or caused to be filed all requisite tax returns required to be filed in all jurisdictions in which it is situated or carry on business or is otherwise subject to taxation and it has paid all taxes shown to be due and payable in such returns or on any assessments made against them (other than those being contested in good faith and against which adequate reserves are being maintained) and, to its knowledge, no claims are being asserted with respect to such taxes which, if adversely determined, would have a material adverse effect on it or upon its ability to fulfil its obligations hereunder;

9.13 NO DISSOLUTION: no steps have been taken by the Chargors or their respective shareholders nor have any legal proceedings been started or threatened for the dissolution of any of the Chargors or for the appointment of a receiver, trustee, judicial manager or similar officer of it, its assets or any of them;

9.14 NO MISSTATEMENT: each of the Chargors has fully disclosed in writing to the Chargees all facts relating to it which it knows or should reasonably know and which are material for disclosure to the Chargees in the context of the Transaction Documents; and no information, exhibit or report furnished in writing by it to the Chargees in connection with the negotiation of the Transaction Documents contains any misstatement of fact as at the date of such exhibit or report or as at the date when such information was given which is material in the context of the Transaction Documents, or omits to state a fact as at such date which in any such case would be materially adverse to the interests of the Chargees under the Transaction Documents;

9.15 FULL TITLE: the full legal and beneficial ownership of the Charged Property is, at the date of the execution of this Deed vested in the Chargors, absolutely free from all and any mortgages, charges, pledges, encumbrances, liabilities, claims or other security interests whatsoever over or in respect thereof, and that the full legal and beneficial ownership of the Charged Property shall so remain and continue to so remain during the continuance of this Deed;

9.16 SHARES: IDWI is and will remain the only beneficial owner of the Shares and that all the Shares are validly issued and fully paid, and there are no monies or liabilities outstanding or payable in respect of the same;

9.17 FIRST PRIORITY: the security created by this Deed is legal, valid, binding and enforceable as a first priority security of the Charged Property;

9.18 NO KNOWLEDGE: none of the Chargors has any knowledge of any fact which would impair the validity or enforceability of the security herein created;

9.19 NO FURTHER ENCUMBRANCE: except with the prior written consent of the Chargees, the Chargors shall not make or suffer to exist any assignment, charge, sale, transfer or encumbrance of the Charged Property or any part thereof, other than the security created by this Deed;

9.20 NO SET-OFF: the Chargors has not subjected and will not subject the Charged Property, or any part thereof, to any defence, set-off or counterclaim;

9.21 NO LOANS OR DEBTS: there are no loans or debts owing by IDWHK to any party whatsoever (including, without limitation, IDWI or any director or shareholder of IDWI) save for those approved by the Chargees in writing or trading debts incurred by IDWHK in the ordinary course of its business;

9.22 NO BANKRUPTCY: no bankruptcy or insolvency proceedings has been started or threatened or are pending against any of the Chargors; and

9.23 REPETITION: each of the above representations and warranties shall survive and continue to have full force and effect after the execution of this Deed, and will be true and correct and fully observed at all times with reference to the facts and circumstances existing at all such times until the Secured Indebtedness shall have been paid in full.


10.    COVENANTS AND UNDERTAKINGS

10.1 AFFIRMATIVE COVENANTS AND UNDERTAKINGS: The Chargors hereby irrevocably and unconditionally, jointly and severally covenant and undertake with the Chargees that, so long as any part of the Secured Indebtedness is outstanding, each of the Chargors shall:-

       10.1.1 PUNCTUAL PAYMENT: punctually pay all amounts due owing or remaining unpaid under the Transaction Documents on the due dates thereof and in accordance with the provisions of the Transaction Documents. Each of the Chargors shall also duly observe, perform and comply with all the terms, conditions, obligations, undertakings, stipulations and covenants to be observed and performed and complied with by it in accordance with the Transaction Documents or any other documents called for by the terms of the Transaction Documents;

       10.1.2 BUSINESS: carry on and conduct its business and affairs with due diligence and efficiency in accordance with sound technical, financial and managerial standards and practices, with qualified personnel and in accordance with its Memorandum and Articles of Association or other constitutive documents;

       10.1.3 INFORMATION: furnish and provide the Chargees, their employees and agents with and permit the Chargees to obtain all such statements, information, explanation and data (except those of a proprietary nature), as the Chargees may reasonably require, regarding the affairs, operations, administration, financial, corporate or other whatsoever state or condition of the Chargors;

       10.1.4 ADVERSE CHANGE: promptly advise the Chargees of any material adverse change in the condition (financial or otherwise) of the Chargors, and notify the Chargees immediately of the institution of any litigation, arbitration or administrative proceedings against the Chargors before any court or administrative agency which might materially affect the continued operations or financial condition of the Chargors;

       10.1.5 EVENT OF DEFAULT: immediately notify the Chargees upon becoming aware of any of the following events:-

               (a)   any Event of Default; or

               (b) the giving of notice by it to convene any meeting for passing a resolution to wind up any of the Chargors; or

               (c) the filing of any application for placing itself under any scheme with a view to readjustment, reschedule or defer its indebtedness generally, or under a judicial manager, or any analogous or equivalent process in any jurisdiction in which it has assets or carries on business;

       10.1.6 PREPARATION OF ACCOUNTS: (a) keep its books of accounts and prepare all financial statements to be delivered by it under this Deed so as to comply with Clause 10.1.7 where applicable; and (b) permit the Chargees and any person authorised by the Chargees to have access to and inspect its books of account at any time during office hours, with not less than 7 days' notice in writing;

       10.1.7 ACCOUNTS: maintain an accounting system in accordance with generally accepted accounting principles in Hong Kong or USA (as the case may be) consistently applied and shall deliver to the Chargees sufficient copies of the following:-

               (a) certified copies of its most recent annual consolidated audited financial statements within four (4) months after the date hereof and thereafter, within 90 days after the end of each of its financial years, its annual consolidated audited financial statements in respect of that financial year;

               (b) at the same time as is sent to its shareholders, any other documents or information sent to its shareholders as such.

       10.1.8 CERTIFICATE: together with each of the financial statements aforesaid deliver to the Chargees a certificate of a director or authorised officer of the respective Chargors certifying that (i) no Event of Default has occurred or (ii) such an Event of Default has occurred, accompanied by a reasonably detailed description thereof and of the action contemplated by the Chargors to remedy such Event of Default;

       10.1.9 CHANGE IN OWNERSHIP: ensure and procure that there shall be no change in the legal and beneficial ownership of the share capital of the Chargors without the prior written consent of the Chargees being obtained;

       10.1.10 RESOLUTIONS: furnish the Chargees with certified copies of all resolutions passed at shareholders' meetings and/or directors' meetings of IDWHK as soon as practicable thereafter, but in any event within 14 days from the date of the passing of such resolutions;

       10.1.11 PAYMENTS: duly pay or cause to be paid, all rents, rates, assessments, duties, taxes and all outgoings and government charges upon the Chargors or against the Chargors' properties or any land and/or premises at which it carries on business prior to the date on which penalties attach thereto, unless and to the extent only that the same shall be contested in good faith and by appropriate proceedings of the Chargors, and produce to the Chargees on demand all receipts for such payments (and in default of payment or production as aforesaid it shall be lawful but not obligatory for the Chargees to pay all or any of such aforesaid monies on behalf of the Chargors, and thereupon the sums so paid by the Chargees shall on demand be repaid to the Chargees and until so repaid shall be secured by this Deed) and make timely filings of all tax returns and governmental reports required to be filed or submitted under any applicable laws or regulations, and obtain all necessary licences and comply with all laws regulations rules and orders relating to the carrying on of its business;

       10.1.12 AUTHORISATIONS: at its own cost and expense, maintain in full force and effect all governmental consents, licences, authorisations, approvals, declarations, filings and registrations (collectively "Authorisations") obtained or made in connection with the Transaction Documents and every document, the execution and delivery of which is contemplated hereby and take all such additional action as may be proper or advisable in connection therewith, and obtain or effect any new or additional Authorisations as may become necessary for the performance of any of the terms and conditions of the Transaction Documents or for maintaining, perfecting and/or protecting the security hereby created over the Charged Property and the interest of the Chargees hereunder, or for facilitating the enforcement and realisation of such security and/or interest of for the exercise of all powers, authorities and discretions vested in the Chargees;

       10.1.13 MAINTENANCE: maintain its corporate existence and right to carry on operations and acquire, maintain and renew all rights, contracts, powers, privileges, leases, lands, sanctions and franchises which it deems necessary or prudent for the conduct of its operations and promptly provide the Chargees with evidence thereof upon request;

       10.1.14 INSPECTION OF CHARGED PROPERTY: unconditionally grant to the Chargees, their officers, employees and agents any right which it has with respect to the inspection of the Charged Property or any part thereof, and provide every assistance reasonably required by the Chargees, their employees and agents to exercise such right of inspection and render to the Chargees, their employees and agents at such times as the Chargees may require, statements giving descriptions and quantities of any of the Charged Property with particulars of their situation and of insurance thereon, and permit any employees and agents of the Chargees at any time, after giving prior notice to the Chargors, to enter into and upon any land or premises where the Chargors carries on its business or the Charged Property is situate and to inspect such Charged Property, or any part thereof, and all records, manuals and documents pertaining thereto and all accounts records and statements, wherever the same may be situated and to make inventories and records thereof, Provided Always That in the event that upon carrying out such inspection it is discovered that any of the Chargors has committed an Event of Default, the costs of carrying out such inspection shall be borne by the Chargors and in all other cases the cost of inspection shall be borne by the Chargees;

       10.1.15 PRESERVATION: except in the usual course of business, not pull down, remove or alter any part of the Charged Property without the prior written consent of the Chargees, and shall forthwith replace or make good the same in the event of such pulling down, removal or alteration, and shall keep the Charged Property in good and substantial repair and proper working condition and take all such measures for the maintenance, preservation, protection and security of the Charged Property as the Chargees may from time to time require, and permit the Chargees, their employees and agents free access at all the times to view the site and condition of the Charged Property without becoming liable to account as mortgagee in possession. If any of the Chargors fails to comply with the provisions of this Clause, the Chargees may at their discretion (but without any obligation on their part to do so) take all such measures for the maintenance, preservation, protection and security of the Charged Property as the Chargees may require, and all monies so expended by the Chargees shall be repaid by the Chargors with interest calculated from the date of payment thereof by the Chargees up to the date of repayment by the Chargors and until so repaid shall be secured by the security herein created;

       10.1.16 RESTRICTIVE COVENANTS: observe and perform all restrictive and other covenants and stipulations for the time being affecting any part of the Charged Property or the use or enjoyment of the same or any part thereof;

       10.1.17 ENDORSEMENT, ASSIGNMENT: upon the request of the Chargees, endorse and assign to the Chargees all leases, documents of title, negotiable instruments, policies and other documents evidencing, representing or securing any of the Charged Property;

       10.1.18 NO COMPROMISE: not, without the prior written consent of the Chargees, extend the time for payment of or settle or compromise the amount of any Charged Property or any contract in connection therewith, nor take or omit to take any action which act or omission could materially and adversely affect or diminish the value of any of the Charged Property, and shall, at its own expense, promptly take all action which is at any time necessary and desirable to protect the value of its and the Chargees' interest in and rights to the Charged Property;

       10.1.19 NOTIFICATION: forthwith upon becoming aware of the same, inform the Chargees of any event which may affect the right, interest or title of the Chargors and/or the Chargees to any of the Charged Property;

       10.1.20 INSURANCE: at its own expense, effect and maintain or cause to be effected and maintained adequate insurance over Charged Property;

       10.1.21 REPLACEMENT PARTS: renew and replace to the satisfaction of the Chargees all such parts machinery appurtenances accessories equipment and effects of the Charged Property as and when they shall be worn out damaged lost or destroyed with others of a similar nature and of at least equal value;

       10.1.22 PAYMENT OF IDWHK RECEIVABLES: forthwith pay all moneys it receives in connection with the IDWHK Receivables into the Account, and until such moneys are so paid, hold all such moneys on trust for the Chargees;

       10.1.23 CHANGES OR CESSATION OF BUSINESS: forthwith notify the Chargees of any intention it has of changing the nature of its business, or ceasing its business;

       10.1.24 PROOF OF DEBT: any right or proof of IDWI in the bankruptcy or insolvency of IDWHK in respect of any indebtedness whatsoever shall be exercised and enforced by IDWI only in such manner and on such terms as the Chargees may stipulate and to the extent permitted by applicable law, and any amount received or recovered by IDWI as a result of any exercise by IDWI of any of its rights herein shall be immediately paid to the Chargees, and until so paid, shall be held in trust for the Chargees to the extent permitted by applicable law;

       10.1.25 SHARES: IDWI shall and shall procure the Trustees to duly and promptly perform and comply with their obligations under, in respect of or arising out of the Shares, as the legal shareholders of IDWHK and shall duly and promptly pay all calls, instalments, subscription monies or other payments which may be due or become due in respect of any of the Shares and/or take up any right or option when directed by the Chargees or their nominees to do so, and to pay for such right or option, provided that in default of IDWI doing so, the Chargees may (but shall not be obliged to) make such payment, and any sums so paid by the Chargees for that purpose shall be repayable by IDWI on demand;

       10.1.26 VOTING RIGHTS: upon the occurrence of an Event of Default, IDWI shall and shall procure the Trustees to exercise all voting rights and all other rights in respect of or arising out of the Shares in such manner as directed by the Chargees;

       10.1.27 INCOME FROM SHARES: IDWI shall at all times ensure and procure that all monies accruing on or payable in respect of the Shares shall be paid forthwith to the Chargees, and until such moneys are so paid, IDWI shall hold such money on trust for the Chargees;

       10.1.28 INDEMNITY: indemnify and keep the Chargees harmless against any claim or demand which may be made against the Chargees by any purchaser or other person(s), and against any liability, loss, costs or expense (including legal costs on a full indemnity basis) which the Chargees may suffer or incur by reason of:-

               (i) any defect in any of the Chargors' title to the Charged Property; and

               (ii) all actions, proceedings, losses, costs, claims and demands suffered or incurred in respect of anything done or omitted in any way relating to the Charged Property or in the exercise or purported exercise of the powers contained in this Deed;

       10.1.29 FURTHER ACTS: do or permit to be done such further acts and shall execute such additional documents which the Chargees may from time to time request to be done or executed for the purpose of enforcing the rights of the Chargees under the Transaction Documents and under the Charged Property and for obtaining the full benefits of this Deed and of the rights and powers hereby granted to the Chargees; and

10.2 NEGATIVE COVENANTS AND UNDERTAKINGS: Each of the Chargors hereby irrevocably and unconditionally, jointly and severally covenants and undertakes with the

       Chargees that so long as any amount is or may be outstanding under the Transaction Documents, it shall not without the prior written consent of the Chargees:-

       10.2.1 undertake or permit any reorganisation, amalgamation, reconstruction, take-over, substantial change of shareholders or any other schemes of compromise or arrangement affecting its present constitution or the Charged Property; or

       10.2.2 effect or permit any change in the management (including the board of directors) of any of the Chargors or any change (whether in the number of shares, types of shares or the percentages held) in the registered or beneficial shareholdings of the Chargors but this prohibition shall not apply to changes or increases in the registered or beneficial shareholdings of IDWI's preferential shareholders; or

       10.2.3 declare, make or pay any dividends or other distribution (whether out of capital or otherwise) nor will it make any capital or asset distribution to its shareholders; or

       10.2.4 incur any additional loan, advance or other credit facility from any person, corporation, banks or financial institutions except from its shareholders and in the latter case, subject to Clause
               10.3 below; or

       10.2.5 repay any debts to directors, shareholders and associated, affiliated or subsidiary companies of the Chargors; or

       10.2.6 effect any substantial alteration to the nature of its business or amend or alter any of the provisions in its Memorandum and Articles of Association or other constitutive documents relating to its borrowing powers or principal business activities; or

       10.2.7 make advances or loans to any person including but not limited to shareholders, directors, employees, associated, affiliated or subsidiary companies of the Chargors; or

       10.2.8 either in a single transaction or in a series of transactions (whether related or not) sell, convey, transfer or otherwise dispose of all or any part of the Charged Property; or

       10.2.9 incur any liability or issue or give guarantees or indemnities for the account or on behalf of any person or otherwise become contingently liable for or in connection with any obligation or indebtedness of any person (save for things done in its ordinary course of business); or

       10.2.10 omit to do or permit or suffer to be done or omitted anything by reason whereof any of the insurances referred to in Clause
               10.1.20 or any other policy of insurance effected on the assets of the Chargors may be rendered void or voidable; or

       10.2.11 fail to keep on foot any insurance against any risk in respect of the assets of the Chargors where any insurance referred to in Clause 10.1.20 has been effected or kept on foot except with the prior written consent of the Chargees; or

       10.2.12 use its assets or suffer the same to be used for purposes other than those for which the same is built nor do or omit to do or permit or suffer to be done or omitted anything by reason whereof any policy of insurance effected on its assets may be rendered void or voidable except with the prior consent in writing of the Chargees; or

       10.2.13 sell or attempt to sell, transfer, mortgage, pledge create, grant or suffer to exist any encumbrances or any security interest whatsoever over or in any way dispose of the Equity Interests, the assets and property of VKSTD and MULCD (save in the ordinary course of business), or any part thereof or agree to do any of the same; or

       10.2.14 do or suffer to be done or omitted any act matter or thing in or on or in respect of any of its assets, which shall contravene the provisions of any law, interest or agreement affecting the same, and it will at all times hereafter indemnify and keep indemnified the Chargees in full against all actions, proceedings, costs, expenses, claims and demands in respect of any such act matter or thing done or omitted to be done in contravention of the said provisions; or

       10.2.15 exercise any right or power in any manner which may have a material adverse effect on the Charged Property, its financial position or on the interests of the Chargees under the Transaction Documents; or

       10.2.16 take or omit to take any action, the taking or omission of which might result in any alteration, waiver, release or impairment of or any of the rights created by this Deed;

       10.2.17 do or cause or permit to be done anything which may in any way depreciate, jeopardise or otherwise prejudice the value of any of the Charged Property;

       10.2.18 do anything which may result in an injunction or other court order or administrative order being made or issued, which would have the effect of restraining the transfer or dealing in any of the Charged Property, and to forthwith notify the Chargees if any such order is made or issued;

       10.2.19 hold the Chargees and/or their nominees liable for any failure to communicate any notice or information affecting the Charged Property, and for any failure to exercise or any delay in exercising any right or benefit pertaining to the Charged Property;

       10.2.20 hold the Chargees liable for any loss arising from or attributable to any brokers or others employed or engaged in or in connection with the sale or disposal of the Charged Property, or for any loss or depreciation in value of any of such Charged Property, arising from or through any cause whatsoever, save for any loss or depreciation caused directly by the intentional actions or gross negligence of the Chargees;

       10.2.21 withdraw or utilise the monies in the Account except for the purposes as specified below:-

               (a) in or towards payment of the Secured Indebtedness and all monies and liabilities covenanted to be paid or satisfied by the Chargors under the Transaction Documents;

               (b) in or towards payment of the working capital (including operating expenses) of IDWHK, VKSTD and MULCD;

               (c) in or towards any other payments as may be approved by the Chargees.

10.3 SUBORDINATION: IDWI further undertakes and covenants with the Chargees that:-

       10.3.1 it shall subordinate all loans and advances made to IDWHK and shall procure all of its shareholders and directors and all of IDWHK's directors which have made loans and advances to IDWHK to agree to subordinate such loans and advances and/or any interest, fees or other amounts payable on such loans and advances (collectively "Subordinated Indebtedness") to the Secured Indebtedness and upon such loans and advances being made to forthwith inform the Chargees, and execute and procure that such shareholder or director, as the case may be, execute a deed of subordination (in form and substance satisfactory to the Chargees) in favour of the Chargees (if required) and deliver it to the Chargees;

       10.3.2 for so long as the Secured Indebtedness is owing by the Chargors to the Chargees or remains outstanding, the Subordinated Indebtedness shall not directly or indirectly be repayable or repaid and that IDWI shall not and shall procure that its aforesaid shareholders and directors and IDWHK's directors shall not demand from IDWHK repayment of the Subordinated Indebtedness or any part thereof or take any steps, actions or proceedings anywhere, directly or indirectly, to recover or enforce repayment of the same or any part thereof in any way;

       10.3.3 should any payment be received or recovered by IDWI or any of its aforesaid shareholders and directors or IDWHK's directors from or on behalf of IDWHK in breach of Clause 10.3.2 hereof, IDWI shall and shall procure that such of its shareholders and directors and IDWHK's directors shall hold the proceeds of such payment on trust for the Chargees and shall pay to the Chargees the whole of the said payment and in making such payment shall discharge (in whole or in part, as the case may be) its obligations in respect of the trust referred to above in respect of the moneys so paid;

       10.3.4 IDWI shall not and shall procure that its aforesaid shareholders and directors and IDWHK's directors shall not prove in competition with the Chargees for all or any of the Subordinated Indebtedness but shall give to the Chargees the benefit of any proof in respect of the Subordinated Indebtedness in the liquidation of IDWHK or in any arrangement or composition with creditors until the Chargees shall have received all monies outstanding and remaining unpaid by the Chargors to the Chargees.


11.    EVENTS OF DEFAULT

11.1 The Secured Indebtedness shall immediately become due and payable and the security hereby created shall immediately become enforceable upon the occurrence of any of the following events:-

       11.1.1 NON-PAYMENT: any of the Chargors fails to punctually pay the Secured Indebtedness or any part thereof or any other monies due and payable to the Chargees, at the times, dates and in the manner provided in the Transaction Documents; or

       11.1.2 BREACH OF REPRESENTATION OR WARRANTY: any representation, warranty or statement made by the Chargors in this Deed or in any document delivered under it now or at any later date is not complied with or is incorrect or untrue or ceases to be correct or true in any respect; or

       11.1.3 BREACH OF OBLIGATION OR UNDERTAKING: any of the Chargors commits or threatens to commit any breach of or fails to observe any of the obligations, undertakings, stipulations, terms and conditions or provisions contained herein or in the Transaction Documents or threatens or is likely to commit any breach of or threatens or is likely not to observe any of the obligations, undertakings, stipulations, terms and conditions or provisions contained herein or in the Transaction Documents; or

       11.1.4 CROSS DEFAULT: any other indebtedness or part thereof of the Chargors, VKSTD or MULCD (to whomsoever owing) (i) is not paid at its stated maturity, on its original due date, or within any applicable grace period or (ii) by reason of any default or on the occurrence of any event, become due, or is declared due prior to its stated maturity or original due date; or

       11.1.5 INSOLVENCY: any of the Chargors, VKSTD or MULCD becomes insolvent, is unable to pay its debts as they fall due, stops suspends or threatens to stop or suspend its business or payment of its debts, begins negotiations or takes any proceedings or other step with a view to re-adjustment, rescheduling or deferral of its indebtedness or proposes or makes a general assignment or any statutory or other arrangement or composition with or for the benefit of its creditors or a moratorium is agreed or declared in respect of or affecting the indebtedness of the Chargors, VKSTD or MULCD; or

       11.1.6 ENFORCEMENT PROCEEDINGS: a distress, attachment, encumbrance, execution or other legal process is levied or enforced upon or issued against any of the properties or assets of the Chargors, VKSTD or MULCD and is not discharged within 30 days of being levied or enforced; or

       11.1.7 SECURITY ENFORCEABLE: any present or future security on or over the assets of the Chargors, VKSTD or MULCD becomes enforceable and any step (including the taking of possession or the appointment of a receiver, manager or similar officer) is taken to enforce that security; or

       11.1.8 DISSOLUTION: any step is taken by any person for the dissolution (including judicial management) of the Chargors, VKSTD or MULCD (including if a petition is presented, an order is made or a resolution is passed for such dissolution (including judicial management)) (except for the purpose of and followed by a reconstruction, amalgamation or reorganisation on terms approved by the Chargees before that step is taken);
               or for the appointment of a liquidator (including a provisional liquidator), receiver, judicial manager, trustee, assignee, administrator, agent or similar officer of the Chargors, VKSTD or MULCD or over any part of the assets of the Chargors, VKSTD or MULCD; or

       11.1.9 CHANGE IN OWNERSHIP: any change occurs in the ownership or control of Chargors, VKSTD or MULCD or a significant portion of their assets, which in the opinion of the Chargees constitutes a material adverse change affecting the financial condition or operations of Chargors, VKSTD or MULCD, or a material adverse change affecting the consolidated financial condition or business of the Chargors, VKSTD or MULCD; or

       11.1.10 ILLEGALITY: it is or will become unlawful for the Chargors or any party to this Deed to perform or comply with any one or more of their respective obligations hereunder; or

       11.1.11 TRANSACTION DOCUMENTS: the Transaction Documents or any provisions thereof or hereof ceases for any reason to be in full force and effect or is terminated or becomes invalid or unenforceable or if there is any purported termination of the Transaction Documents or any part thereof or if it becomes impossible for or any other party to the Transaction Documents to perform any of its obligations thereunder or hereunder or for the Chargees to exercise all or any of its rights, powers and remedies thereunder or hereunder; or

       11.1.12 LEGAL PROCEEDINGS: any suit or action of any kind whatsoever (whether criminal or civil) shall be instituted or threatened against the Chargors, VKSTD or MULCD which in the opinion of the Chargees is not frivolous and will materially and adversely affect the ability of the Chargors to perform or observe any of its obligations under the Transaction Documents; or

       11.1.13 COMPULSORY ACQUISITION: if a notice or proposal for compulsory acquisition of the assets of the Chargors, VKSTD or MULCD or any material or substantial part thereof is issued or made under or by virtue of any law; or

       11.1.14 SECURITY IN JEOPARDY: if any other security created or to be created in accordance with the terms of the Transaction Documents shall in the opinion of the Chargees be in jeopardy, and notice thereof has been given to the Chargors and the latter fail to remedy the same or provide additional securities to the satisfaction of the Chargees within fourteen (14) days after the issuance of the aforesaid notice; or

       11.1.15 ANALOGOUS EVENTS: any event occurs which under the law of any relevant jurisdiction, has an analogous or equivalent effect to any of the events mentioned in this Clause; or

       11.1.16 MATERIAL ADVERSE CHANGE: any event occurs or circumstance arises which gives the Chargees reasonable grounds for believing that the Chargors will not or will be unable to perform or comply with any one or more of its obligations under this Deed or any other documents called for by this Deed.

12.    POWERS OF THE CHARGEES ON DEFAULT BY THE CHARGORS

12.1 POWERS: Upon the occurrence of any Event of Default, the Chargees shall, without prejudice to their rights, powers and remedies under the Transaction Documents and/or at law, be entitled to exercise all or any of the following powers, that is to say:-

       12.1.1 PAYMENT OF SECURED INDEBTEDNESS: the Secured Indebtedness and all other moneys secured by this Deed shall immediately become due and payable without any demand or notice, which is hereby expressly waived by the Chargors;

       12.1.2 ENTRY: the Chargees or any person authorised by them may enter into the land or premises wheresoever situate where the Charged Property is located without notice and may take possession and control of the whole or any part of the Charged Property without being held liable as a mortgagee in possession;

       12.1.3 DISPOSAL OF CHARGED PROPERTY: the Chargees may sell, dispose of or to the extent permitted by law, appropriate to their own use and benefit the Charged Property or any part thereof in such manner as they may think fit, and the Chargees may apply the proceeds or deemed proceeds of such sale, disposal or appropriation in or towards the discharge of the Secured Indebtedness;

       12.1.4 SHARES: upon the Chargees' request, the Chargors shall and shall procure the Trustees to execute, sign and deliver such other documents as the Chargees may require (including, without limitation, written resolutions of the directors of IDWHK approving the transfer of the Shares to the Chargees and/or their nominees or any purchaser), all in form and substance acceptable to the Chargees, and do or procure to be done such other acts and things to enable the Chargees to register, transfer and vest the Shares in the name of the Chargees and/or their nominees or any purchaser;

       12.1.5 STATUTORY POWERS OF MORTGAGEE: the Chargees shall forthwith be entitled to exercise all or any of the statutory powers of mortgagee in respect of the Charged Property, and in particular and without prejudice to the generality of the foregoing, the power of sale, without any restriction whatsoever imposed by
               Section 25 of the Conveyancing and Law of Property Act (Chapter 61, 1994 Revised Edition) and the provisions of the said Section 25 shall be so varied or extended in their application to this Deed that the power of sale may be exercised in accordance with the provisions of this Clause.

12.2 EXERCISABLE AT CHARGEES' DISCRETION: All or any of the rights, powers or remedies conferred by this Deed shall be exercisable by the Chargees at its discretion, or at any time and from time to time and in any order as may be determined by the Chargees.

12.3 CHARGEES TO GIVE GOOD DISCHARGE: The Chargees may give a good discharge for any monies received in the exercise of their power of sale and disposal hereunder and for any rights, monies or property received or receivable in respect of the Charged Property and no purchaser or other person dealing with the Chargees shall be concerned to enquire whether the monies and liabilities hereby secured have become payable or whether any power which it is purporting to exercise has become exercisable or whether any monies are due under this Deed or as to the application of any monies paid raised or borrowed or as to the propriety or regularity of any sale by or other dealing with the Chargees.

12.4   CONCLUSIVE EVIDENCE: A certificate signed by any of the Judicial
       Managers that an Event of Default has occurred and that the power of sale has become exercisable shall be conclusive evidence of the fact in favour of any purchaser and/or any person(s) to whom the Charged Property or any part thereof may be transferred under such sale.

12.5 SHORTFALL: If the proceeds arising from the exercise of the Chargees' rights hereunder are insufficient to discharge the Secured Indebtedness in full, the Chargees shall be entitled to claim against the Chargors in respect of such insufficiency in such manner as may be permitted by law.


13.    APPOINTMENT OF RECEIVER

13.1 APPOINTMENT: At any time after any part of the Secured Indebtedness shall have become payable under Clause 11 hereof; or (ii) the Chargors shall have requested the Chargees to appoint a Receiver hereunder, the Chargees may appoint one or more persons to be a Receiver of the Charged Property.

13.2 REMOVAL: The Chargees may (i) remove any Receiver previously appointed hereunder; and (ii) appoint another person or other persons as Receiver or Receivers, either in the place of a Receiver so removed or who has otherwise ceased to act or to act jointly with a Receiver or Receivers previously appointed hereunder. If at any time and by virtue of any such appointments) any two or more persons shall hold office as Receivers of the Charged Property, each Receiver shall be entitled (unless the contrary shall be stated in any of the deed(s) or other instruments) appointing them) to exercise all the powers and discretions hereby conferred on Receivers individually and to the exclusion of the other or others of them.

13.3 BY DEED OR IN WRITING: Every such appointment or removal, and every delegation, appointment or removal by the Chargees in the exercise of any right to delegate powers or to remove delegates herein contained, may be made either by deed or by instrument in writing under the hand of any officer of the Chargees and/or any of the Judicial Managers or by any person authorised in writing in that behalf by any of such officer or Judicial Manager.


14.    RECEIVER

14.1 POWERS OF RECEIVER: A Receiver so appointed shall be the agent of the Chargors and the Chargors shall be solely responsible for his acts and defaults and remuneration. Such Receiver shall have power:-

       14.1.1 ENTRY ONTO LAND: to enter into and take possession of or control any land or premises of the Chargors or any part thereof or collect and get in any Charged Property and for that purpose to take any proceedings in the name of the Chargors or otherwise as may seem expedient;

       14.1.2 CARRY ON BUSINESS: to carry on, manage or concur in carrying on and managing the business of the Chargors or any part thereof, including the power (where the Chargors has one or more subsidiaries) of supervising, controlling and financing such subsidiaries and their businesses and the conduct thereof, and for any of those purposes, to raise or borrow any money from the Chargees or any other person, with or with security on assets of the Chargors;

       14.1.3 CALL ON SHARES: where any capital in respect of any such capital or shares of the Chargors is outstanding and uncalled, to require the directors of the Chargors forthwith to call up all or so much of such uncalled capital of the Chargors, and to enforce payment of calls so made and any previous unpaid calls by taking proceedings in the name of the Chargors or his own name or otherwise as may seem expedient and as may be sufficient to pay to the Chargees all monies then due and owing hereunder;

       14.1.4 SELL OR LEASE PROPERTY: forthwith and without restriction to sell, lease or otherwise dispose of or agree in selling, leasing, accepting surrenders or otherwise disposing (obtaining only when and where necessary the leave of the Court) of the whole or any part of the Charged Property (and for this purpose, to sever, if necessary, plant, machinery and other fixtures from the land) by public auction or by private contract on such terms and conditions as he may think fit, with power to vary any contract for sale and to resell without being answerable for any loss occasioned thereby; any such sale may be for cash, shares or stocks, debenture stock or other valuable consideration to be paid or satisfied at such time(s) as the Receiver shall think fit;

       14.1.5 LICENSE PROPERTY: to lease, let, hire and license or agree in leasing, letting, hiring and licensing or accept surrenders of leases, tenancies or licences of all or any part of the Charged Property on such terms and for such consideration as he may deem fit;

       14.1.6 ARRANGEMENT OR COMPROMISE: to make any arrangement or enter into any compromise which he shall think expedient;

       14.1.7 REPAIR PROPERTY: to repair and keep in repair and make and effect all or any improvements of the Charged Property, and for this purpose, to apply in the name of the Chargors for such licences or approvals as may be required by any law or regulation, and to take out maintain and renew all insurances in respect of the Charged Property against loss or damage by fire or any other risk as he shall think fit;

       14.1.8 EMPLOY PROFESSIONAL ADVISERS: to employ, engage, appoint and terminate the services of such managers and other employees and professional advisers or otherwise on such terms and conditions as to remuneration or otherwise as he shall think fit, including without limitation, the power to engage his own firm in the conduct of the receivership;

       14.1.9 ACQUIRE SHARE CAPITAL: to promote or otherwise acquire the share capital of any body corporate with a view to such body corporate becoming a subsidiary of the Chargors, and purchasing, leasing or otherwise acquiring an interest in the whole or any part of the Charged Property, or carrying on any business in succession to the Chargors or any subsidiary of the Chargors;

       14.1.10 TAKE PROCEEDINGS: to take or defend proceedings in the name of the Chargors, including proceedings for the compulsory winding-up of the Chargors, and to submit to arbitration, negotiate, compromise, abandon and settle any claims and proceedings concerning the Charged Property, and to demand, receive, give valid receipt for or discharge the same;

       14.1.11 INCIDENTAL ACTS: to execute and do all such acts, deeds and things as to him or the Chargees may appear incidental or conducive to any of the powers vested in him or to be conducive to the realisation of the security constituted by or pursuant to this Deed and which he lawfully may or can do as agent for the Chargors; and

       14.1.12 GENERAL: generally to do or cause to be done such acts or things which the Chargors may have done in the ordinary conduct of its business for the protection as well as for the improvement of the Charged Property.

14.2 CONSIDERATION FOR SALE OR DISPOSAL: In making any sale or other disposal of any of the Charged Property in the exercise of their respective powers (including a disposal by the Receiver to any such subsidiary as is referred to in Clause 14.1), the Receiver or the Chargees may accept, as and by way of consideration for such sale or other disposal, cash, shares, loan capital or other obligations, including without limitation, consideration fluctuating according to or dependent upon profit or turnover and consideration the amount whereof is to be determined by a third party. Any such consideration may be receivable in a lump sum or by instalments and upon receipt by the Receiver shall ipso facto be and become charged with the payment of the Secured Indebtedness. Any contract for any such sale or other disposal may contain conditions excluding or restricting the personal liability of the Receiver or the Chargees. Plant, machinery and other fixtures may be severed and sold in the exercise of their respective powers by the Receiver or the Chargees separately from the premises to which they are attached without any consent being obtained from the Chargors.

15.    APPLICATION OF MONIES BY RECEIVER

15.1 ORDER OF APPLICATION: All monies received by any Receiver appointed under this Deed shall (subject to the rights and claims of any person having a security ranking in priority to the security constituted by or pursuant to this Deed) be applied in the following order:-

       15.1.1 in the payment of the fees, costs, charges and expenses of and incidental to the Receiver's appointment and the payment of his remuneration;

       15.1.2 in the payment and discharge of any liabilities incurred by the Receiver on the Chargors' behalf in the exercise of any of the powers of the Receiver;

       15.1.3 in or towards payment of any debt or claim which are by statute payable in preference to the Secured Indebtedness but only to the extent to which such debt or claim have such preference;

       15.1.4 in or towards payment of any other fees or expenses accruing hereunder;

       15.1.5 in or towards the satisfaction of all interest remaining unpaid on the Secured Indebtedness owing to the Chargees;

       15.1.6 in or towards the satisfaction of all of the Secured Indebtedness owing to the Chargees;

       and any surplus shall be paid to the Chargors or other person entitled thereto.

15.2 REMUNERATION: Every Receiver so appointed shall be entitled to remuneration for his services at a rate to be fixed by agreement between him and the Chargees (or, failing such agreement, to be fixed by the Chargees) appropriate to the work and responsibilities involved upon the basis of charging from time to time adopted in accordance with his current practice or the current practice of his firm.

15.3 APPLICATION: Only monies actually paid by the Receiver to the Chargees in satisfaction or discharge of the Secured Indebtedness shall be capable of being applied in satisfaction thereof.

15.4 NO LIABILITY: Save as aforesaid the Chargees shall be under no liability whatsoever to the Receiver for his remuneration, costs, charges, expenses or otherwise.

15.5 EXCLUSIONS: The provisions of Sections 29(6) and (8) of the Conveyancing Law of Property Act (Chapter 61, 1 994 Revised Edition) shall not apply to this Deed.


16.    APPOINTMENT OF RECEIVER NOT AFFECTING OTHER POWERS

       The powers of appointment of a Receiver hereunder shall be in addition to and not to the prejudice of any statutory and other powers (whether of sale, receiving rents, distraining for rents or otherwise) whether pursuant to any law or equity or otherwise, of the Chargees, so that such powers shall be and remain exercisable by the Chargees in respect of the Charged Property or any part thereof.


17.    POWER OF ATTORNEY

17.1 APPOINTMENT: The Chargors hereby irrevocably and unconditionally, jointly and severally appoint the Chargees and any and every Receiver appointed as aforesaid and his substitutes, together with every delegate or sub-delegate referred to in Clause 17.2, and each of them jointly and severally, to be the attorneys in fact of the Chargors (with full powers of substitution and delegation) for the Chargors and in its name and on its behalf, and as its acts and deeds to execute, sign, seal and deliver and otherwise perfect any deed, assurance, agreement, instrument or act, which the Chargors may or ought to do pursuant to the covenants and provision of this Deed, and which may be required or may be deemed proper for any of the purposes set out in the Clause 14, and generally to use the name of the Chargors and to execute and deliver and otherwise perfect any deed, assurance, agreement, instrument or act, which the Chargees or any Receiver may deem proper in the exercise of all or any of the powers, authorities or discretions conferred on any of them pursuant to this Deed provided that in the case of IDWI only, the appointment of the attorneys hereunder shall take effect from the date of occurrence of an Event of Default.

17.2 DELEGATION : The Chargees may at any time and from time to time delegate by power of attorney or in any other manner to any person or persons all or any of the powers, authorities and discretions which are for the time being exercisable by the Chargees under this Deed, and on such terms and conditions as the Chargees shall think fit, and the Chargees shall not be bound to supervise or be in any way liable or responsible for any loss or damage arising from any act, default, omission or misconduct on the part of any such delegate or sub-delegate, save for the Chargees' intentional actions or gross negligence.

17.3 RATIFICATION: The Chargors hereby declares that such power of attorney has been given for valuable consideration and shall be and remain irrevocable for as long as the Secured Indebtedness is outstanding. The Chargors hereby ratify and confirm and agrees to ratify and confirm whatever any such attorney appointed pursuant to Clauses 17.1 and 17.2 shall do or purport to do in the exercise or purported exercise of all or any of the powers, authorities and discretions referred to in Clauses
       17.1 and 17.2.


18.    NO ENQUIRY BY THIRD PARTY

       Any person dealing with the Chargees or any of its delegates or the Receiver appointed hereunder shall not be bound to see or enquire whether any event has happened upon which any of the powers contained in this Deed are or may be exercisable by the Chargees or the Receiver or otherwise as to the propriety or regularity of any exercise thereof, or any act purporting or intended to be an exercise thereof, or whether any money remains owing upon this security, or be concerned to see whether any such delegation shall have lapsed for any reason or been revoked.


19.    THE CHARGEES NOT ANSWERABLE FOR LOSS

       The Chargees shall not be answerable for any involuntary loss happening in or about the exercise or execution of the powers of any trust which may be vested in the Chargees by virtue of this Deed or by law for the time being in force, save where such loss is caused by the gross negligence or wilful default of the Chargees.


20.    WAIVER NOT TO PREJUDICE RIGHT OF THE CHARGEES

       The Chargees may from time to time and at any time waive either unconditionally or on such terms and conditions as it may deem fit, any breach by the Chargors of the covenants, undertakings, stipulations, terms and conditions herein contained and any modification thereof but without prejudice to any power, right and remedy for enforcement thereof Provided that:-

20.1 no neglect or forbearance of the Chargees to require and enforce payment of any monies under the Transaction Documents, or the performance and observance of any covenant, undertaking, stipulation, term and condition contained in the Transaction Documents, nor any time which may be given to the Chargors or any person shall in any way prejudice or affect any of the rights powers or remedies of the Chargees at any time afterwards to act strictly in accordance with the provisions hereof; and

20.2 no such waiver of any breach as aforesaid shall prejudice the rights of the Chargees in respect of any other or subsequent breach of any of the covenants undertakings stipulations terms or conditions aforesaid.


21.    INDULGENCE, REMEDIES AND WAIVERS

21.1 TIME: The liability of the Chargors hereunder shall not be impaired or discharged by reason of any time or other indulgence being granted by or with the consent of the Chargees to any person who may be in any way liable to pay any of the Secured Indebtedness, or by reason of any arrangement being entered into, or composition accepted by the Chargees modifying the operation of law or otherwise its rights and remedies under the provisions of the Transaction Documents.

21.2 ABSTENTION: The Chargees may at any time, without discharging or in any way affecting the security created by or pursuant to this Deed or any remedy in respect of such security, grant to the Chargors time or indulgence, or abstain from asserting, calling, exercising or enforcing any remedy, security, guarantee or other rights, which it may now or hereafter have from or against the Chargors.


22.    SET-OFF

       In addition to any right of set-off or other right which the Chargees may have and for so long as the Secured Indebtedness remains outstanding or owing, each of the Chargees shall be entitled and is hereby authorised at any time and without prior notice to the Chargors to set-off any sum owing by the Chargees to the Chargors, VKSTD and/or MULCD against the Secured Indebtedness. The Chargees shall inform the Chargors of the aforesaid set-off as soon as practicable thereafter. Where such set-off requires the conversion of one currency to another, each of the Chargees is hereby authorised to effect such conversion at the its own rate of exchange.


23.    DISCRETION

       Any liability or power which may be exercised or any determination which may be made hereunder by the Chargees may be exercised or made in the reasonable discretion of the Chargees which shall not be under any obligation to give reasons therefor.


24.    EXPENSES AND STAMP DUTY

       The Chargors shall pay:-

24.1 INITIAL EXPENSES : on demand, all fees costs expenses and disbursements (including but not limited to legal fees on a full indemnity basis) and all goods and services, value added or other duties or taxes payable on such fees, cost, expenses and disbursements, incurred by the Chargees in connection with the preparation, negotiation, execution and registration (if any) of the Transaction Documents and any other documentation contemplated thereby or executed in connection thereto (including any amendment, waiver or consent required in respect of such documents) provided that the costs to be borne by the Chargors in respect of the preparation of this Deed (excluding any subsequent amendment thereto) shall not exceed United States Dollar Twenty Thousand (US$20,000);

24.2 ENFORCEMENT EXPENSES: on demand, all fees costs expenses and disbursements (including but not limited to taxes thereon and legal fees on a full indemnity basis) and all goods and services, value added or other duties or taxes payable on such fees, costs, expenses and disbursements, incurred by the Chargees in protecting or enforcing any right under the Transaction Documents and/or any such amendment or waiver and the certificate of the Chargees setting out the amount and basis for such amount shall, in the absence of manifest error, be conclusive; and

24.3 STAMP DUTY: promptly, and in any event before any penalty becomes payable, any stamp, documentary, registration, goods and services, value added or similar duty or tax payable in connection with the entry into, registration, performance, enforcement or admissibility in evidence of the Transaction Documents and/or any such amendment or waiver, and indemnify the Chargees against any liability with respect to or resulting from any delay in paying or omission to pay any such tax.


25.    ASSIGNMENT

25.1 BENEFIT AND BURDEN OF THIS DEED: This Deed shall benefit and be binding on the parties, their respective successors and any permitted assignee or transferee of some or all of a party's rights or obligations under this Deed. Any reference in this Deed to any party shall be construed accordingly.

25.2 CHARGORS: The Chargors may not assign or transfer all or any part of its rights or obligations under this Deed.

25.3   CHARGEES:

       25.3.1 The Chargees may at any time and from time to time without notice to the Chargors assign or transfer all or any part of its rights and/or obligations under the Transaction Documents (including this Deed) to another party (the "Assignee").

       25.3.2 Upon an assignment made pursuant to Clause 25.3.1 taking effect, the Assignee shall be treated as a party to the Transaction Documents for purposes herein, and shall be entitled to the full benefit of each Transaction Document to the same extent as if it were an original party in respect of the rights and obligations assigned or transferred to it.


26.    COMMUNICATIONS

26.1 Except as otherwise expressly provided herein, any notice, request, demand or other communication to be given or served under this Deed to or on any party under this Deed may be delivered at or sent by facsimile transmission to the address or facsimile number and marked for the attention of the person or department (if any) from time to time designated by that party for the purpose of this Deed and shall be deemed to be duly served:-

       26.1.1  if it is delivered, at the time of delivery; or

       26.1.2 if it is sent by facsimile transmission, immediately after transmission thereof.

26.2 Each notice, request, demand or other communication in connection herewith may be given or served to the relevant party at its address or facsimile number set out below:-


       THE CHARGORS :
       Name                 :      International Displayworks, Inc.
       Address              :      c/o Christensen and Barrus, Inc.
                                   29999 Douglas Boulevard, Suite 185
                                   Roseville, CA 95661 USA
       Fax No.              :      (916) 786-9977
       Attn                 :      Craig G. Christensen

       copy to:

       Name                 :      Capitol Bay Securities, Inc.
                                   2424 Professional Drive
                                   Roseville, CA 95661 USA
       Fax No.              :      (916) 782-6779
       Attn                 :      Mr Stephen C. Kircher

       Name                 :      International Displayworks (Hong Kong) Ltd
       Address              :      c/o Christensen and Barrus, Inc.
                                   29999 Douglas Boulevard, Suite 185
                                   Roseville, CA 95661 USA
       Fax No.              :      (916) 786-9977
       Attn                 :      Craig G. Christensen

       COPY TO:

       Name                 :      Capitol Bay Securities, Inc.
                                   2424 Professional Drive
                                   Roseville, CA 95661 USA
       Fax No.              :      (916) 782-6779
       Attn                 :      Mr Stephen C. Kircher

       THE CHARGEES:

       Name                 :      Vikay Industrial Ltd
       Address              :      care of 16 Raffles Quay,
                                   #22-00 Hong Leong Building,
                                   Singapore 048581
       Fax No.              :      (65) 221 7204
       Attn                 :      Mr Tham Sai Choy

       Name                 :      Vikay Industrial (Hong Kong) Ltd
       Address              :      care of 16 Raffles Quay,
                                   #22-00 Hong Leong Building,


                                   Singapore 048581
       Fax No.              :      (65) 221 7204
       Attn                 :      Mr Tham Sai Choy

27.    PARTIAL INVALIDITY

       The illegality, invalidity or unenforceability of any provision of this Deed under the laws of any jurisdiction shall not affect its legality, validity or enforceability under the laws of any other jurisdiction nor the legality, validity or enforceability of any other provision.


28.    JUDICIAL MANAGERS

       The Chargors hereby acknowledges and confirms that the Judicial Managers are acting as agents for and on behalf of the Chargees in relation to this Deed and all matters in connection therewith and that none of the Judicial Managers shall assume any personal liability in relation to this Deed of any other matter in connection therewith.


29.    GOVERNING LAW AND JURISDICTION

       This Deed shall be governed by, and construed in accordance with, the laws of Singapore and the Parties hereby irrevocably submit to the non-exclusive jurisdiction of the courts of Singapore and waive any to proceedings in any such court on the grounds of venue or on the grounds that the proceedings have been brought in an inconvenient forum.


30.    PROCESS AGENT

       Each of the Chargors hereby irrevocably and unconditionally, jointly and severally, undertake and covenant:-

       30.1 to appoint International Displayworks Pte Ltd of Eunos Techpark #06-04, 60 Kaki Bukit Place, Singapore 415979 as its agent to receive service of process in Singapore. In the event of such process agent ceasing to be able to act as such (whether because of liquidation, cessation of business or otherwise) or no longer having an address in Singapore, each of the Chargors hereby irrevocably and unconditionally, jointly and severally undertake and covenant that it would within thirty (30) days of such event appoint a substitute process agent acceptable to the Judicial Managers; and

       30.2 that service of legal process on it may be effected by serving it on the process agent mentioned above or by posting a copy of the process by registered or certified prepaid airmail post to its address stated in Clause 26.2, such service to be effective fourteen (14) days after such posting, regardless of whether it has or has not been returned or unclaimed by it, provided nothing herein shall affect the right to effect service of process in any other manner permitted by law.

31.    COUNTERPARTS

       This Deed may be executed and delivered in several counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same agreement.

IN WITNESS WHEREOF this Deed has been executed by the parties hereto and is intended to be and is hereby delivered on the day and year first above written.


THE CHARGEES:-


The Common Seal of                 )
VIKAY INDUSTRIAL LTD               )
(IN JUDICIAL MANAGEMENT)           )    /s/ THAM SAI CHOY
was hereunto affixed               )    ---------------------------------
in the presence of :-              )





The Common Seal of                 )
VIKAY INDUSTRIAL (HONG KONG) LTD   )
was hereunto affixed               )
in the presence of :-              )






THE CHARGOR:-


The Common Seal of                 )
INTERNATIONAL DISPLAYWORKS         )
(HONG KONG) LTD                    )    /s/ ANTHONY GENOVESE
was hereunto affixed               )    -----------------------------------
in the presence of :-              )





The Common Seal of                 )
INTERNATIONAL DISPLAYWORKS, INC.   )
was hereunto affixed               )
in the presence of :-              )

                              SCHEDULE 1

                         COMPLETION STATEMENT


                                                   Singapore Dollars (S$)
                                                   ----------------------

Sale Price as stipulated in Sale Agreement              18,200,000

Add:
----
Adjustment to VKSTD's and MULCD's Inventory                 33,549

Land Premium paid by VKSTD                                 650,561

Prepaid Inventory                                          808,808

Redemption of Hire-Purchase Agreement                      253,000

Cash Balances in VKSTD and MULCD                           252,028

Prepaid expenses and deposits of VKSTD and MULCD            85,721

Sub-total                                                2,083,667

Less:
-----
Deposit paid under Sale Agreement                        1,686,500

Interest on Deposit from 5/8/1999 to 24/1/2000              44,048

Accounts payable in respect of VKSTD and MULCD           3,705,975
(as at 31/7/1999)

Sub-total                                                5,436,523

Total amount payable by Chargor ("Agreed Total")        14,847,144


                               SCHEDULE 2
                           FUNDING STATEMENT


1.     SUMS ADVANCED BY THE CHARGEES TO VKSTD AND MULCD:
        MONTH                                         S$ EQUIVALENT
        August 1999                                      2,103,147
        September 1999                                   2,551,456
        October 1999                                     2,868,720
        November 1999                                    2,167,779
        December 1999                                    2,226,793
        Total amount advanced                           11,917,895
        Accrued interest as at 31 Jan 2000                 212,007
        Total funded amount (a)                         12,129,902


2.     COLLECTED RECEIVABLES RECEIVED BY THE CHARGEES:
       MONTH                                          S$ EQUIVALENT
       August 1999                                         444,743
       September 1999                                      171,888
       October 1999                                      1,952,472
       November 1999                                     3,800,643
       December 1999                                     2,022,669
       Total receivables collected                       8,392,415
       Accrued interest as at 31 Jan 2000                  112,944
       Total (b)                                         8,505,359

3.     BALANCE FUNDED AMOUNT TO BE SET-OFF AGAINST COLLECTED RECEIVABLES:

       (a)  -  (b)  = S$3,624,543


NOTE:- The Parties hereby acknowledge and confirm that the above figures on the sums advanced and the Collected Receivables are correct as at 31 December 1999 and the Parties further agree to finalise the sums advanced by the Chargees to VKSTD and/or MULCD, as well as the Collected Receivables received by the Chargees, for the month of January 2000 within thirty
       (30) days from the date of signing of this Deed.